Exhibit 10.1

CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

This Convertible Promissory Note Purchase Agreement (this “Agreement”) is made as of November 28, 2006, by and among Medical Solutions Management Inc., a Nevada corporation (the “Company”), and the investors listed on Schedule 1 (collectively the “Investors” and each individually, an “Investor”).

RECITAL

The Investors desire to purchase from the Company, and the Company desires to issue to the Investors, Convertible Promissory Notes in the form of Exhibit A attached hereto (each, a “Note” and collectively, the “Notes”), in the aggregate principal amount of up to One Million Dollars ($1,000,000), pursuant to the terms and conditions of this Agreement. The Notes and the Company’s securities issuable upon conversion of the Notes (the “New Equity Shares”) are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. Amount And Terms of the Notes.

1.1. Promissory Notes. Each Investor will lend to the Company the amount set forth opposite its name on Schedule 1 attached hereto (such Investor’s “Loan Amount”) in exchange for the issuance by the Company of a Note in the principal amount set forth opposite the name of such Investor on such Schedule 1 (such Investor’s “Note Amount”). The obligation of each Investor to lend its Loan Amount pursuant to the terms of this Agreement shall be several and not joint.

1.2. Closings. The initial closing of the purchase and sale of the Notes shall take place on the date hereof at the offices of Bingham McCutchen LLP, Boston, Massachusetts 02110, at 10:00 a.m., Boston time, or at such other date, time and place as the Company and the Investors acquiring at least a majority of the aggregate principal amount of the Notes to be so purchased and sold shall mutually agree in writing (which time and place are referred to herein as the “Initial Closing”). At the Initial Closing, the Company shall deliver to each Investor purchasing a Note at the Initial Closing a Note for such Investor’s Note Amount, against payment by such Investor of such Investor’s Loan Amount by wire transfer or check.

The Company may, at one or more additional closings (each, an “Additional Closing” and together with the Initial Closing, each, a “Closing”) on or prior to December 31, 2006 (or such other date as the Company and the Investors holding at least a majority of the aggregate principal amount of the then outstanding Notes shall mutually agree), issue and sell all or any portion of the Notes not sold at the Initial Closing (the “Additional Notes”) to one or more persons or entities that become or an Investor party hereto by executing and delivering to the Company an Instrument of Accession in the form of Schedule 2 attached hereto (collectively, the “Additional Investors”). The issuance and sale of any Additional Note to any Additional Investor pursuant to this Section 1.2 may be effected and consummated without obtaining the signature, consent or permission of any of the other Investors. The Additional Investors may include any existing Investor. If the Company countersigns such Instrument of Accession and delivers such countersigned Instrument of Accession to such Additional Investor, then such Additional Investor at that time shall become an Investor party to this Agreement, shall become entitled to all of the benefits that inure or apply to Investors under this Agreement, shall become bound by all of the terms, provisions, restrictions and limitations that apply to Investors generally under this Agreement, shall be treated as an Investor for all purposes of this Agreement, the Additional Note sold to such Investor shall be deemed a Note for all purposes of this Agreement, and Schedule 1 attached hereto shall be amended and supplemented to include such Additional Investor and such Additional Investor’s Note Amount. Any such Instrument of Accession executed by such Additional Investor and the Company shall thereupon become a part of this Agreement. The Company may require, as a condition precedent to its execution and delivery of any Instrument of Accession and its obligation to consummate any Additional Closing pursuant to this Section 1.2, that the Additional Investor who executed and delivered such Instrument of Accession to the Company and who wishes to purchase an Additional Note at such Additional Closing also execute and deliver to the Company instruments or certificates pursuant to which such Additional Investor shall make such additional representations and warranties (in addition to those to be made and made by such Additional Investor by virtue of becoming an Investor party to this Agreement), and satisfy such conditions to closing, as the Company may reasonably request.

At any Additional Closing, the Company shall deliver to each Additional Investor purchasing an Additional Note at such Additional Closing a Note for such Additional Investor’s Note Amount, against payment by such Additional Investor of such Additional Investor’s Loan Amount by wire transfer or check. Each Additional Closing, if any, shall occur on such date and at such time as the Company and those Additional Investors who are purchasing Additional Notes at such Additional Closing shall mutually agree. Each Additional Closing shall take place by facsimile transmission of executed copies of the documents contemplated hereby to the offices of Bingham McCutchen LLP, Boston, Massachusetts 02110, Attention: Andrew B. White, Esq., Facsimile: (617) 951-8736.

1.3. Condition to Closing. The obligations of the Investors hereunder to purchase the Notes at any Closing are subject to the fulfillment or waiver, on or before the date of such Closing, of the following condition:

(a) Each of the representations and warranties of the Company contained herein shall be true and correct on and as of the date of such Closing.

1.4. Conversion of the Notes. The Notes may be converted into New Equity Shares pursuant to the terms and conditions set forth in the Notes.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:

2.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of

Nevada and has all requisite corporate power and authority to own and use its properties and assets and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business in all jurisdictions wherein the nature of its operations require it to be so qualified, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the Company’s properties, assets, business, financial condition or results of operations.

2.2. Authorization. All appropriate corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Securities, and the performance of all obligations of the Company hereunder and thereunder, has been taken (or, in the case of the New Equity Shares, will be taken prior to the issuance thereof). This Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Securities, when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, and shall be free of any liens or encumbrances other than those imposed by the holder thereof; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed or under agreements entered into by the holders thereof.

2.3. Corporate Power. The Company has the corporate power and authority to execute and deliver this Agreement and the Notes, to issue the Notes and to carry out and perform its obligations under this Agreement and the Notes.

2.4. No Conflict with Law or Other Instruments. The business and operations of the Company have been and are being conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except where the failure to so comply would not reasonably be expected to have a material adverse effect on the Company’s properties, assets, business, financial condition or results of operations. The execution, delivery and performance of this Agreement and the Notes will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of the Company’s Articles of Incorporation or Bylaws (each as amended and in effect on the date hereof); (b) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (c) any material contract, obligation or commitment to which the Company is a party or by which it is bound (except for that certain Amended and Restated Investor Rights Agreement, dated as of June 28, 2006, by and among the Company and the other parties thereto, for which the Company has obtained a waiver in accordance with the terms thereof); or (d) any material statute, rule or governmental regulation applicable to the Company.

2.5. Finder’s Fee. The Company is not nor will it be obligated for any finder’s fee or commission in connection with the transactions contemplated hereby. The Company agrees to indemnify and hold harmless the Investors from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

2.6. Financial Information; SEC Documents. Since December 31, 2005, the Company has filed all reports, schedules, forms, statements and other documents (the “SEC Documents”) required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of their respective dates, the SEC Documents filed since December 31, 2005 complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of such SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in such SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.7. Disclosure. The Company confirms that neither it nor any other person or entity acting on its behalf has provided any Investor with any information that constitutes or might constitute material, nonpublic information that has not been disclosed in the SEC Documents. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting the transactions contemplated hereby. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3. Representations and Warranties of the Investors. Each Investor hereby represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in entering into this Agreement and issuing the Note to such Investor, as follows:

3.1. Authorization. All appropriate action on the part of such Investor, if an entity, for the authorization, execution and delivery of this Agreement, and the performance of all obligations hereunder, has been taken. This Agreement, when executed and delivered by such Investor, shall constitute valid and legally binding obligations of it, enforceable against it in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.2. Purchase Entirely for Own Account. Such Investor (a) hereby confirms that the Securities to be purchased by it shall be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, (b) further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any other person or entity, with respect to any of the Securities, and (c) represents that such Investor has full power and authority to enter into this Agreement.

3.3. Investment Experience. Such Investor has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of purchasing the Securities, and such Investor has received such information requested by it concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of purchasing the Securities. The purchase of the Securities involves risks which such Investor has evaluated, and such Investor is able to bear the economic risk of the purchase of such Securities and the loss of its entire investment. Such Investor is able to bear the economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment. Such Investor’s overall commitment to investments that are not readily marketable is not, and its acquisition of the Securities will not cause such overall commitment to become, disproportionate to its net worth and such Investor has adequate means of providing for its current needs and contingencies.

3.4. Accredited Investor. Such Investor acknowledges and agrees that (a) the offering and sale of the Securities are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”), by virtue of Section 4(2) of the Act and/or Regulation D promulgated thereunder, and the securities laws of all applicable states, and (b) the Securities have not been registered under the Act or the securities laws of any state. In accordance therewith and in furtherance thereof, such Investor represents and warrants to and agrees with the Company that it is an accredited investor (as defined in Rule 501 promulgated under the Act). Such investor acknowledges that it has been advised that the Securities have not been registered under the Securities Act or the securities laws of any state and are being sold by the Company in reliance upon the veracity of such Investor’s representations contained herein and upon the exemption from the registration requirements provided by the Act and the securities laws of all applicable states. Such Investor’s acquisition of the Securities shall constitute a confirmation of the foregoing representations and warranties and understanding thereof.

3.5. Restricted Securities. Such Investor understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Investor represents that it is familiar with Rule 144 promulgated under the Act, and understands the resale limitations imposed thereby and by the Act.

3.6. Legends. Such Investor understands that the Notes, and the certificates evidencing the equity securities issuable upon conversion thereof, shall bear substantially the following legend:

“[NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH IT MIGHT CONVERT HAVE] [THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, PLEDGE, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.”

3.7. Finder’s Fee. Such Investor is not nor will it be obligated for any finder’s fee or commission in connection with the transactions contemplated hereby. Such Investor agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, employees or representatives is responsible.

3.8. Information. Such Investor has had an opportunity to discuss, as it has determined necessary, the Company’s business, management and financial affairs with the Company and its management. Such Investor has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of its investment in the Securities. Except as set forth herein, no representation or warranty is made by the Company to induce such Investor to make this investment, and any representation or warranty not made herein is specifically disclaimed and no information furnished to such Investor in connection with the sale of the Securities were in any way inconsistent with the information stated herein. Such Investor further understands and acknowledges that no person or entity has been authorized by the Company to make any representations or warranties to it concerning the Company, including as to the accuracy or completeness of the information contained in this Agreement.

4. Restrictions on Disposition. Subject in all events to the provisions of Section 5.4 hereof and Section 4.1 of each Note, without in any way limiting the representations set forth in Section 3 hereof, each Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4, and in addition thereto, one of the following conditions is satisfied:

4.1. Securities Registered. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

4.2. Registration Not Required. Such Investor shall have (a) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (b) if reasonably requested by the Company, furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Act.

5. General Provisions.

5.1. Construction. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to its conflicts of laws principles.

5.2. Entire Agreement. This Agreement, together with the agreements and documents referred to herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, agreements and understandings.

5.3. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile or electronic transmission if sent during normal business hours of the recipient on a business day, or if not, then on the next business day; or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt (or, in the case of non-U.S. residents, two (2) business days after deposit with an internationally recognized overnight courier, specifying international priority delivery, with written verification of receipt). All communications shall be sent to the parties at the following addresses or at such other address as shall be given in writing by a party to the other parties:

Investors:	At the address set forth below their names on Schedule 1 attached hereto.

Company:	Medical Solutions Management Inc.
237 Cedar Hill Street
Marlboro, MA 01752
Attention: Chief Executive Officer

5.4. Successors and Assigns. This Agreement, the Securities and the rights and obligations of any Investor hereunder and thereunder may not be assigned by such Investor without the prior written consent of the Company. Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

5.5. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision(s) in good faith, in order to maintain or achieve the economic position enjoyed by each party as close as possible to that under the provision(s) rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision(s), then

(a) such provision(s) shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

5.6. Modification and Waiver. Any term of this Agreement and the Notes may be amended and the observance of any term of this Agreement and the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investors holding at least a majority of the then outstanding principal amount of the Notes. Any amendment or waiver effected in accordance with this Section 5.6 shall be binding upon all parties to this Agreement, including, without limitation, any Investor who may not have executed such amendment or waiver, and each future holder of any equity security into which the Notes. Notwithstanding the foregoing, any amendment or waiver of any provision of this Agreement or the Notes in a manner that is adverse to any Investor and that does not similarly affect all other Investors shall require the separate written consent of such Investor.

5.7. Attorneys’ Fees. The Company shall reimburse the Investors for the reasonable fees and expenses of counsel to the Investors incurred in connection with this Agreement and the transactions contemplated herein, not to exceed $10,000 in the aggregate. If any action of law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to an award of its reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

5.8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

5.9. Titles and Subtitles; Pronouns. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All pronouns contained herein, and any variations thereof, will be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

MEDICAL SOLUTIONS MANAGEMENT INC.

By:	/s/ Brian Lesperance
Name:	Brian Lesperance
Title:	President

INVESTORS:

[Investor signatures appear on following pages]

COUNTERPART SIGNATURE PAGE

TO

CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

DATED AS OF NOVEMBER 28, 2006

By the undersigned’s execution and delivery below, the undersigned agrees to become an “Investor” party to that certain Convertible Promissory Note Purchase Agreement, dated as of November 28, 2006, by and among Medical Solutions Management Inc., a Nevada corporation, and the investors listed on Schedule 1 attached thereto.

INVESTOR:

FOR EXECUTION BY AN INDIVIDUAL:

By:
Name:

FOR EXECUTION BY AN ENTITY:

Apogee Financial Investments, Inc.

By:	/s/ Chris Phillips
Name:	Chris Phillips
Title:	President

SCHEDULE 1

SCHEDULE OF INVESTORS

Name and Address of Investor	Loan Amount	Note Amount
Apogee Financial Investments, Inc. 4902 Eisenhower Blvd, Suite 185 Tampa, Florida 33634	$200,000	$216,000

Total:

SCHEDULE 2

INSTRUMENT OF ACCESSION

Reference is made to that certain Convertible Promissory Note Purchase Agreement (the “Purchase Agreement”), dated as of November     , 2006, by and among Medical Solutions Management Inc., a Nevada corporation (the “Company”), and the “Investors” party thereto, a copy of which is attached hereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. This is an Instrument of Accession pursuant to Section 1.2 of the Purchase Agreement.

The undersigned Additional Investor desires to purchase an Additional Note and hereby agrees as follows:

1. Such Additional Investor shall purchase an Additional Note with a Loan Amount of $             and a Note Amount of $            . The purchase and sale of the Additional Note shall be consummated pursuant to the terms and provisions of the Purchase Agreement.

2. Such Additional Investor hereby represents and warrants that the representations and warranties set forth in Section 3 of the Purchase Agreement are, as of the date hereof, true and correct with respect to such Additional Investor. For purposes of this paragraph, the term “Securities” as it is used in Section 3 of the Purchase Agreement shall mean such Additional Investor’s Additional Note and the New Equity Shares issuable upon conversion thereof.

3. Such Additional Investor is a bona fide resident and domiciliary of the State of                             .

This Instrument of Accession is executed as of this      day of             , 2006.

FOR EXECUTION BY AN INDIVIDUAL:

By:
Name:

FOR EXECUTION BY AN ENTITY:

Name of Entity:

By:
Name:
Title:

Address of Additional Investor:

Agreed to and Accepted:

MEDICAL SOLUTIONS MANAGEMENT INC.

By:
Name:
Title:

EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH IT MIGHT CONVERT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, PLEDGE, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

$216,000	Marlboro, Massachusetts
November 28, 2006

MEDICAL SOLUTIONS MANAGEMENT INC.

CONVERTIBLE PROMISSORY NOTE

Medical Solutions Management Inc., a Nevada corporation (the “Company”), for value received, hereby promises to pay to Apogee Financial Investments, Inc. (the “Holder”) on or before May 15, 2007, the principal amount of two hundred sixteen thousand Dollars ($216,000) (the “Repayment Price”), in accordance with the terms hereof, until paid or converted in accordance with the terms hereof. This Note is issued by the Company in connection with that certain Convertible Promissory Note Purchase Agreement, dated as of November 28, 2006 (the “Purchase Agreement”), by and among the Company, the Holder and other Investors (as defined in the Purchase Agreement), and is subject to, and the Holder and Company shall be bound by, all the terms, conditions and provisions of the Purchase Agreement, as it may be amended in accordance with its terms. This Note and the other convertible promissory notes issued pursuant to the Purchase Agreement are collectively referred to herein as the “Notes.” No payment on account of principal on this Note shall be made unless such payment is in an amount equal to the Holder’s pro-rata percentage (based on the principal amount of the Notes held by the Holder relative to the principal amount of all the Notes outstanding at such time) of the aggregate amount of all payments being made at such time with regard to the Notes. Capitalized terms not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

1. Terms of Note.

1.1. No Interest. Except as set forth in the following sentence, no interest shall accrue on this Note. In the event (a) this Note shall not have converted in accordance with the terms hereof on or prior to May 15, 2007, and (b) the Company shall have failed to pay the entire Repayment Price on or prior to 5:00 P.M. Boston, Massachusetts time on such date, interest shall accrue from such date on the unpaid portion of this Note and shall be payable from such date upon demand at the rate of eighteen percent (18%) per annum, computed on the basis of a 365 day year for the actual number of days elapsed since such date.

1.2. Prepayment. All or a portion of the Repayment Price may be prepaid by the Company at any time prior to May 15, 2007 without penalty. Any prepayment shall be made at the offices or residence of the Holder, or at such other place as the Holder shall have designated to the Company in writing, in lawful money of the United States of America.

1.3. Original Issue Discount. The Company and the Holder agree and acknowledge that the Repayment Price equals such Holder’s Note Amount, which represents the product obtained by multiplying such Holder’s Loan Amount by one hundred eight percent (108%).

2. Conversion.

2.1. Upon the Next Qualified Financing. Upon (a) the first issuance of equity or debt securities by the Company to bona fide outside institutional and other “accredited investors” after the date hereof, with immediately available gross proceeds to the Company (excluding proceeds from the Notes and any other indebtedness of the Company that converts into the securities issued in such financing) of at least $2,500,000 (the “Next Qualified Financing”), and (b) written consent of the Investors holding at least a majority of the then outstanding principal amount of all Notes, all or any portion of the Repayment Price shall automatically convert into that number of fully paid and nonassessable equity or convertible securities of the Company issued in the Next Qualified Financing (the “New Equity Shares”) equal to the product obtained by dividing (i) the Repayment Price by (ii) the product obtained by multiplying (A) the price per share at which the New Equity Shares are sold in the Next Qualified Financing by (B) 0.75, with any fraction of a share rounded down to the next whole New Equity Share.

2.2. Termination of Rights Upon Conversion. Upon conversion of this Note, the Holder of this Note shall have no further rights under this Note, whether or not this Note is surrendered.

2.3. Delivery of Stock Certificates. As promptly as practicable after any conversion of this Note and the Holder’s surrender of this Note, the Company, at its expense, shall issue and deliver to the Holder of this Note a certificate or certificates evidencing the number of New Equity Shares issuable to the Holder upon any such conversion.

3. Usury. This Note and any other agreements which may subsequently be entered into between the Company and the Holder are hereby expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Holder hereunder exceed that permissible under applicable law. If at any time the performance of any provision of this Note or any other such agreement involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Holder that all payments under this Note are to be credited first to interest, if any, as permitted by law, but not in excess of the lesser of (a) the agreed rate of interest set forth herein or therein and (b) that permitted by law, and the balance toward the reduction of principal. The provisions of this Section 3 shall never be superseded or waived and shall control every other provision of this Note and all other agreements between the Company and the Holder.

4.	Miscellaneous.

4.1. Transfer of Note. This Note shall not be transferable or assignable in any manner, except in accordance with Section 5.4 of the Purchase Agreement, and no interest shall be pledged or otherwise encumbered by the Holder without the express written consent of the Company, and any such attempted disposition of this Note or any portion hereof shall be of no force or effect.

4.2. Titles and Subtitles. The titles and subtitles used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

4.3. Notices. Any notice required or permitted under this Note shall be given in writing and in accordance with Section 5.3 of the Purchase Agreement (for purposes of which the term “Investors” shall mean the Holder hereunder), except as otherwise expressly provided in this Note.

4.4. Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

4.5. Amendments and Waivers. This Note is issued by the Company pursuant to the Purchase Agreement. This Note may be amended and its terms waived in accordance with Section 5.6 of the Purchase Agreement. Any amendment or waiver effected in accordance with this Section 4.5 shall be binding upon the Holder of this Note (and of any New Equity Shares issued upon conversion thereof), each future holder of all such securities and the Company.

4.6. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.7. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its conflicts of laws principles.

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IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

MEDICAL SOLUTIONS MANAGEMENT INC.

By:	/s/ Brian Lesperance
Name:	Brian Lesperance
Title:	President

Acknowledged and Agreed to:

Name of Holder:

Apogee Financial Investments, Inc.

By:	/s/ Chris Phillips
Name:	Chris Phillips
Title:	President